                                                                  July 19, 1999





TO THE SHAREHOLDER:


The Fund ended the quarter June 30, 1999 with a Net Asset Value of $21.15 per share. This represents a 4.7% decrease from $22.20 per share at the end of the March 31, 1999 Fiscal Year and a 5.8% decrease from $22.45 per share at December 31, 1998. On June 30, 1999, the closing price on the New York Stock Exchange for the Fund's stock was $19.875 per share, representing a 6.0% discount to Net Asset Value.


The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------


                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 6/30/99     to 6/30/99     to 6/30/99     to 6/30/99     to 6/30/99
                               ------------   ------------   ------------   ------------   -----------
1838 Bond Fund (2)             132.12%        43.18%         13.78%          -1.50%         -3.09%
Average of 18 Other
 Closed-End Bond Funds (2)     126.75%        43.25%         12.94%           1.07%         -1.22%
Salomon Bros. Bond Index (3)   135.17%        53.20%         14.12%          -1.25%         -3.56%

1 - This is historical information and should not be construed as indicative of any likely future performance.


2 - Source: Lipper Inc.


3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage- backed securities.



On June 25, 1999 the Board of Directors declared a dividend payment of $0.3625 per share payable August 3, 1999 to shareholders of record on July 6, 1999. The pending maturity and redemption of high coupon holdings, specifically Chrysler Financial 12.75% due 11/1/99, Penn Central 10.625% due 4/1/00, and North Dakota Municipal Bond Bank taxable bonds 10.5% called on 4/1/99 (whose income levels could not be replaced in the current market) are the primary reasons for the dividend reduction. The Board determined that it was in the best interests of the Fund and the shareholders to impose one reduction at this time instead of numerous small reductions over time. This decision results in the Fund fully reflecting the impact, and permits the portfolio managers to have the flexibility to hold the issues until maturity, or alternatively, to sell them prior to maturity to capture optimal reinvestment.


Long-term U.S. bond yields rose for most of the first half of 1999. The benchmark U.S. Treasury 30-year bond began the year at 5.09% and rose to a peak of 6.16% before declining to 5.96% at June 30th. The price of the Fund's largest Treasury holding, 7.875% bonds due 2/15/21 fell 9.8% for the 6-month period and 4.36% for the 3 months.

Bond yields rose in anticipation of an increase in short term rates by the Federal Reserve Bank in response to accelerating economic growth. The anticipated increase came at the Federal Reserve's meeting at the end of June. Part of the decrease in rates that resulted after the meeting can be attributed to the market's positive response to a Federal Reserve that was willing to act to curb inflation in a preemptory manner. The table below updates the portfolio quality of the Fund's assets compared to the end of recent prior fiscal years:


--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                       U.S.
                    Treasuries,
                    Agencies &                                                        B and        Not
  Period Ended       AAA Rated        AA           A           BBB          BB        Lower       Rated
----------------   ------------   ---------   ----------   ----------   ---------   ---------   ---------
June 30, 1999      17.1%          3.3%        28.4%        45.3%        5.3%        0.3%        0.3%
March 31, 1999     16.9%          3.4%        29.2%        44.6%        5.3%        0.3%        0.3%
March 31, 1998     19.9%          0.0%        31.9%        44.0%        3.0%        0.9%        0.3%

Numerous large corporate bond financings had contributed to a sizeable new issue calendar that kept pressure on yield spreads and continued to afford attractive opportunities in that sector. We would not expect any dramatic changes in the credit quality mix and would expect to select between A and BBB rated issuers for reinvestment opportunities.


The Fund's Annual Meeting of shareholders was held on June 25, 1999. We would like to extend our appreciation to all shareholders who voted their proxies at the meeting for their continued support. We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. To participate in the plan, please contact First Chicago Trust Co. of New York, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.





                                         Sincerely,

                                         /s/  John H. Donaldson
                                         ----------------------------------
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF NET ASSETS                                  June 30, 1999
(Unaudited)



                                                                       Moody's/
                                                                      Standard &
                                                                        Poor's        Principal
                                                                        Rating     Amount (000's)
                                                                     -----------  ----------------
LONG TERM DEBT SECURITIES (96.00%)
ELECTRIC UTILITIES (9.41%)
Calpine Energy Corp., 7.75%, 04/15/09 .............................     Ba2/BB         $  250
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .......    Ba1/BB+          1,800
CMS Energy, 7.50%, 01/15/09 .......................................     Ba3/BB          1,000
Hydro-Quebec Debs., 8.25%, 04/15/26 ...............................     A2/A+           1,550
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ..................   Baa2/BBB+         1,000
Midamerican Funding LLC, 6.927%, 03/01/29, 144A ...................   Baa1/BBB+           500
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 .................    Baa3/BBB         1,000

FINANCIAL (17.42%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 .................     A1/A+           1,000
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .........     Aa3/A           2,000
EOP Operating LP, Notes, 7.25%, 02/15/18 ..........................    Baa1/BBB         1,000
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ................    A1/BBB+          2,000
HSBC America Capital II, 8.38%, 05/15/27, 144A ....................    A2/BBB+          2,500
Liberty Property Trust, 7.50%, 01/15/18 ...........................   Baa3/BBB-         1,000
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .................    Baa3/BBB         1,000
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .................    Baa3/BBB         1,500
Spieker Properties, 7.875%, 12/01/16 ..............................    Baa2/BBB         1,000
West Deutsche LB, NY, 6.05%, 01/15/09 .............................    Aa1/AA+            400

INDUSTRIAL & MISCELLANEOUS (36.31%)
Apache Corp., Notes, 7.70%, 03/15/26 ..............................   Baa1/BBB+           500
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ..........     B1/B+             250
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 ...................   Baa1/BBB+         1,500
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ....................   Baa2/BBB-         1,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ................    Baa2/BBB         2,000
Harcourt General Inc., Debs., 7.30%, 08/01/97 .....................    Baa2/BBB         1,500
K N Energy Inc., Debs., 8.75%, 10/15/24 ...........................   Baa2/BBB-         1,150
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ..........    Ba2/BB-            500
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .....   Baa3/BBB-         2,050
News America Holdings Inc., Notes, 7.90%, 12/01/95 ................   Baa3/BBB-         1,400
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ..................      A2/A           3,000
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 .............    Baa1/A-          2,000
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ..................     A1/A+           2,000
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................    Baa3/BBB         3,000
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..............     Ba1/BB            500
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .............................    Baa1/BBB           303
Union Camp Corp., Debs., 9.25%, 02/01/11 ..........................    A2/BBB+          1,500
Union Pacific Resources Co., 7.00%, 10/15/06 ......................   Baa3/BBB-           750
Western Atlas Inc., Debs., 8.55%, 06/15/24 ........................      A2/A           2,539

TELEPHONE & COMMUNICATIONS (9.06%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...............    Baa3/BBB         1,000
New York Telephone, 9.375%, 07/15/31 ..............................     A2/A+           1,250
Sprint Capital Corp., 6.875%, 11/15/28 ............................   Baa1/BBB+         1,000
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ..............     A2/AA-          2,000
Worldcom Inc., Sr. Notes, 6.95%, 08/15/28 .........................     A3/A-           1,500

                                                                      Identified Cost        Value
                                                                          (Note 2)         (Note 1)
                                                                     -----------------  --------------
LONG TERM DEBT SECURITIES (96.00%)
ELECTRIC UTILITIES (9.41%)
Calpine Energy Corp., 7.75%, 04/15/09 .............................     $    249,845     $    235,625
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23 .......        1,662,876        1,897,987
CMS Energy, 7.50%, 01/15/09 .......................................        1,000,000          932,428
Hydro-Quebec Debs., 8.25%, 04/15/26 ...............................        1,475,994        1,687,888
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22 ..................        1,028,220        1,032,575
Midamerican Funding LLC, 6.927%, 03/01/29, 144A ...................          500,000          471,660
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 .................        1,090,000        1,052,500
                                                                        ------------     ------------
                                                                           7,006,935        7,310,663
                                                                        ------------     ------------
FINANCIAL (17.42%)
Chrysler Financial Corp., Debs., 12.75%, 11/01/99 .................        1,090,125        1,021,527
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .........        2,012,070        1,999,726
EOP Operating LP, Notes, 7.25%, 02/15/18 ..........................          991,900          915,340
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ................        1,993,370        2,000,774
HSBC America Capital II, 8.38%, 05/15/27, 144A ....................        2,570,605        2,490,215
Liberty Property Trust, 7.50%, 01/15/18 ...........................          998,430          886,400
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .................        1,150,640        1,033,500
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .................        1,634,965        1,851,615
Spieker Properties, 7.875%, 12/01/16 ..............................        1,001,830          974,540
West Deutsche LB, NY, 6.05%, 01/15/09 .............................          398,988          370,828
                                                                        ------------     ------------
                                                                          13,842,923       13,544,465
                                                                        ------------     ------------
INDUSTRIAL & MISCELLANEOUS (36.31%)
Apache Corp., Notes, 7.70%, 03/15/26 ..............................          525,280          497,721
Chiquita Brands Int'l, Inc., Sr. Notes, 10.25%, 11/01/06 ..........          255,625          253,750
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 ...................        1,503,520        1,408,725
Georgia Pacific Corp., Debs., 9.625%, 03/15/22 ....................        1,059,240        1,076,812
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ................        2,157,020        2,079,174
Harcourt General Inc., Debs., 7.30%, 08/01/97 .....................        1,488,886        1,246,631
K N Energy Inc., Debs., 8.75%, 10/15/24 ...........................        1,263,798        1,159,085
Mark IV Industries, Inc., Sr. Sub Notes, 7.75%, 04/01/06 ..........          462,650          473,120
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .....        2,163,503        2,265,570
News America Holdings Inc., Notes, 7.90%, 12/01/95 ................        1,298,624        1,337,214
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ..................        3,007,020        3,041,763
Smurfit Capital Funding, Gtd., Debs., 7.50%, 11/20/25 .............        1,990,780        1,923,332
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ..................        1,977,920        1,964,440
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................        3,159,700        3,466,884
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..............          498,875          496,072
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .............................          320,893          345,337
Union Camp Corp., Debs., 9.25%, 02/01/11 ..........................        1,486,305        1,718,381
Union Pacific Resources Co., 7.00%, 10/15/06 ......................          728,985          718,142
Western Atlas Inc., Debs., 8.55%, 06/15/24 ........................        2,651,998        2,740,851
                                                                        ------------     ------------
                                                                          28,000,622       28,213,004
                                                                        ------------     ------------
TELEPHONE & COMMUNICATIONS (9.06%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...............        1,120,000        1,155,661
New York Telephone, 9.375%, 07/15/31 ..............................        1,426,113        1,377,136
Sprint Capital Corp., 6.875%, 11/15/28 ............................          992,220          913,234
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ..............        1,991,940        2,171,100
Worldcom Inc., Sr. Notes, 6.95%, 08/15/28 .........................        1,485,975        1,418,204
                                                                        ------------     ------------
                                                                           7,016,248        7,035,335
                                                                        ------------     ------------

SCHEDULE OF NET ASSETS--continued                       June 30, 1999
(Unaudited)



                                                             Moody's/
                                                            Standard &
                                                              Poor's        Principal      Identified Cost        Value
                                                              Rating     Amount (000's)        (Note 2)          (Note 1)
                                                           -----------  ----------------  -----------------  ---------------
TRANSPORTATION (8.76%)
AMR Corp., Debs., 10.00%, 04/15/21 ......................   Baa2/BBB-       $  2,000        $   2,148,940     $  2,346,220
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ........     A1/A+            1,000            1,000,000        1,516,150
Ford Holdings, Inc., Gtd. Debs., 9.30%, 03/01/30 ........      A1/A            1,000            1,117,790        1,206,752
Ford Motor Co., Debs., 8.90%, 01/15/32 ..................      A1/A            1,500            1,480,350        1,737,932
                                                                                            -------------     ------------
                                                                                                5,747,080        6,807,054
                                                                                            -------------     ------------
MORTGAGE BACKED SECURITIES (3.64%)
FNMA Pool #313411, 7.00%, 03/01/04 ......................     NR/NR              811              820,527          818,043
GNMA Pool #780374, 7.50%, 12/15/23 ......................     NR/NR              526              521,736          532,921
GNMA Pool #417239, 7.00%, 02/15/26 ......................     NR/NR            1,492            1,512,981        1,474,595
                                                                                            -------------     ------------
                                                                                                2,855,244        2,825,559
                                                                                            -------------     ------------
TAXABLE MUNICIPAL BONDS (0.68%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 .....    Aaa/AAA             500              551,875          525,825
                                                                                            -------------     ------------
U.S. GOVERNMENT & AGENCIES (10.72%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ...................     NR/NR            1,600            2,120,750        1,990,000
U.S. Treasury Bonds, 8.125%, 05/15/21 ...................     NR/NR            1,000            1,016,406        1,216,875
U.S. Treasury Bonds, 6.25%, 08/15/23 ....................     NR/NR              500              548,125          500,625
U.S. Treasury Bonds, 7.875%, 02/15/21 ...................     NR/NR            3,900            4,051,031        4,620,283
                                                                                            -------------     ------------
                                                                                                7,736,312        8,327,783
                                                                                            -------------     ------------
TOTAL LONG TERM DEBT SECURITIES                                                                72,757,239       74,589,688
                                                                                            -------------     ------------
COMMERCIAL PAPER (1.30%)
General Electric Corp., 5.05%, 08/02/99 .................    P-1/A-1+          1,000            1,000,000        1,000,000
                                                                                            -------------     ------------
                                                                            Shares
                                                                           --------
INVESTMENT COMPANIES (0.69%)
High Yield Plus Fund ....................................                     33,333              223,875          256,247
Republic US Govt M/M Fund-Reg ...........................                    272,067              272,067          272,067
                                                                                            -------------     ------------
                                                                                                  495,942          528,314
                                                                                            -------------     ------------
TOTAL INVESTMENTS (97.99%)                                                                  $  74,253,181*    $ 76,118,002
                                                                                            =============     ============
OTHER ASSETS AND LIABILITIES (2.01%) ....................                                                        1,576,957
                                                                                                              ------------
NET ASSETS (100.00%) ....................................                                                     $ 77,694,959
                                                                                                              ============

* The cost for federal income tax purposes was $74,305,368. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $3,619,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,806,850.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.8% of net assets.

Legend
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 1999


Assets:
   Investment in securities at value (identified cost $74,253,181) (Note 1)     $ 76,118,002
   Interest receivable .....................................................       1,659,503
                                                                                ------------
     TOTAL ASSETS ..........................................................      77,777,505
                                                                                ------------
Liabilities:
   Due to Advisor ..........................................................          24,524
   Accrued expenses payable ................................................          58,022
                                                                                ------------
     TOTAL LIABILITIES .....................................................          82,546
                                                                                ------------
Net assets: (equivalent to $21.15 per share based on 3,673,258 shares
 of capital stock outstanding) .............................................    $ 77,694,959
                                                                                ============
NET ASSETS consisted of:
   Par value ...............................................................    $  3,673,258
   Capital paid-in .........................................................      72,405,142
   Dividends paid in excess of net investment income .......................         (27,603)
   Accumulated net realized loss on investments ............................        (220,659)
   Net unrealized appreciation on investments ..............................       1,864,821
                                                                                ------------
                                                                                $ 77,694,959
                                                                                ============


STATEMENT OF OPERATIONS (Unaudited)
For the three months ended June 30, 1999
Investment Income:
   Interest ............................................................                    $   1,517,279
   Dividends ...........................................................                            7,440
                                                                                            -------------
     Total Investment Income ...........................................                        1,524,719
                                                                                            -------------
Expenses:
   Investment advisory fees (Note 4) ...................................    $  111,386
   Transfer agent fees .................................................        11,716
   Insurance ...........................................................         1,200
   NYSE ................................................................         3,908
   Directors' fees and expenses ........................................         6,731
   Audit fees ..........................................................         6,333
   State and local taxes ...............................................         6,118
   Legal fees and expenses .............................................         3,347
   Reports to shareholders .............................................         5,487
   Custodian fees ......................................................         2,119
   Miscellaneous .......................................................         6,235
                                                                            ----------
     Total Expenses ....................................................                          164,580
                                                                                            -------------
        Net Investment Income ..........................................                        1,360,139
                                                                                            -------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ........................                         (168,472)
                                                                                            -------------
   Unrealized appreciation of investments:
     Beginning of period ...............................................     5,525,189
     End of period .....................................................     1,864,821
                                                                            ----------
        Change in unrealized appreciation of investments ...............                       (3,660,368)
                                                                                            -------------
          Net realized and unrealized loss on investments ..............                       (3,828,840)
                                                                                            -------------
          Net decrease in net assets resulting from operations .........                    $  (2,468,701)
                                                                                            =============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Three Months
                                                                                               ended
                                                                                           June 30, 1999       Year ended
                                                                                            (Unaudited)      March 31, 1999
                                                                                          ---------------   ---------------
Increase (Decrease) in net assets:
Operations:
 Net investment income ................................................................    $  1,360,139      $  5,560,689
 Net realized gain (loss) from security transactions (Note 2) .........................        (168,472)          340,192
 Change in unrealized appreciation of investments .....................................      (3,660,368)       (1,825,507)
                                                                                           ------------      ------------
 Net increase (decrease) in net assets resulting from operations ......................      (2,468,701)        4,075,374
                                                                                           ------------      ------------

Dividends to shareholders from net investment income ..................................      (1,360,139)       (5,472,586)
Dividends to shareholders in excess of net investment income ..........................         (35,699)               --
Distributions to shareholders from net realized gain ..................................              --          (422,993)
                                                                                           ------------      ------------
                                                                                             (1,395,838)       (5,895,579)
                                                                                           ------------      ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends from
   net investment income (Note 5) .....................................................              --                --
                                                                                           ------------      ------------
 Decrease in net assets ...............................................................      (3,864,539)       (1,820,205)

Net Assets:
 Beginning of period ..................................................................      81,559,498        83,379,703
                                                                                           ------------      ------------
 End of period ........................................................................    $ 77,694,959      $ 81,559,498
                                                                                           ============      ============


                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed First Chicago Trust Company of New York to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.












   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                      Three months
                                                         ended
                                                     June 30, 1999
                                                      (Unaudited)
                                                    ---------------
Per Share Operating Performance
Net asset value, beginning of period .............     $  22.20
                                                       --------
 Net investment income ...........................         0.37
 Net realized and unrealized gain (loss) on
   investments ...................................       ( 1.04)
                                                       --------
Total from investment operations .................       ( 0.67)
                                                       --------
Less distributions
 Dividends from net investment income ............       ( 0.37)
 Dividends in excess of net investment income            ( 0.01)
 Distributions from net realized gain ............         0.00
 Distributions from tax return of capital ........         0.00
                                                       --------
Total distributions ..............................       ( 0.38)
                                                       --------
Net asset value, end of period ...................     $  21.15
                                                       ========
Per share market price, end of period ............     $  19.88
                                                       ========
Total Investment Return
 Based on market value ...........................       ( 2.08)%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .............     $ 77,695
 Ratio of expenses to average net assets .........         0.83%*
 Ratio of net investment income to average net
   assets ........................................         6.88%*
 Portfolio Turnover Rate .........................         4.18%

Number of shares outstanding at the end of
 period (in 000's) ...............................        3,673


                                                                         Year Ended March 31,
                                                    ---------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                    -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance
Net asset value, beginning of period .............    $ 22.70      $ 20.61      $ 21.15      $ 20.64      $ 21.45
                                                      -------      -------      -------      -------      -------
 Net investment income ...........................       1.52         1.51         1.51         1.58         1.58
 Net realized and unrealized gain (loss) on
   investments ...................................     ( 0.41)       2.11        ( 0.49)       0.61        ( 0.67)
                                                      -------      -------      -------      -------      -------
Total from investment operations .................       1.11         3.62         1.02         2.19         0.91
                                                      -------      -------      -------      -------      -------
Less distributions
 Dividends from net investment income ............     ( 1.48)      ( 1.51)      ( 1.51)      ( 1.58)      ( 1.58)
 Dividends in excess of net investment income            0.00       ( 0.02)      ( 0.02)        0.00       ( 0.01)
 Distributions from net realized gain ............     ( 0.13)        0.00         0.00       ( 0.06)        0.00
 Distributions from tax return of capital ........       0.00         0.00       ( 0.03)      ( 0.04)      ( 0.13)
                                                      -------      -------      -------      -------      -------
Total distributions ..............................     ( 1.61)      ( 1.53)      ( 1.56)      ( 1.68)      ( 1.72)
                                                      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $ 22.20      $ 22.70      $ 20.61      $ 21.15      $ 20.64
                                                      =======      =======      =======      =======      =======
Per share market price, end of period ............    $ 20.69      $ 20.81      $ 19.75      $ 21.25      $ 20.13
                                                      =======      =======      =======      =======      =======
Total Investment Return
 Based on market value ...........................       7.28%       13.11%        0.28%       13.91%        3.41%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .............    $81,559      $83,380      $75,721      $77,581      $75,384
 Ratio of expenses to average net assets .........       0.77%        0.85%        0.87%        0.86%        0.86%
 Ratio of net investment income to average net
   assets ........................................       6.70%        6.89%        7.27%        7.37%        7.83%
 Portfolio Turnover Rate .........................      17.89%       18.88%       32.83%       43.25%       35.38%

Number of shares outstanding at the end of
 period (in 000's) ...............................      3,673        3,673        3,673        3,668        3,653

* Annualized




   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At June 30, 1999, the Fund had invested 36.31% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the period ended June 30, 1999:


                                                                     Proceeds
                                                     Cost of        from Sales
                                                    Purchases      or Maturities
                                                  -------------   --------------
          U.S. Government Securities ..........    $        0       $1,166,329
          Other Investment Securities .........    $3,231,970       $3,820,001


Note 3 -- Capital Stock -- At June 30, 1999, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated
Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the period ended June 30, 1999, the Fund issued zero shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
      Contact Your Transfer Agent, First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498